                                                                 Exhibit (10)(d)


                                Schedule A to the
                   Distribution and Shareholder Services Plan
                           Class B and Class C Shares
                          between The One Group(R) and
                           One Group Services Company

Name of Fund
------------

Equity Income Fund (formerly Income Equity Fund)
Mid Cap Value Fund (formerly Disciplined Value Fund)
Mid Cap Growth Fund (formerly Growth Opportunities Fund)
Equity Index Fund
Large Cap Value Fund (formerly Large Company Value Fund) Balanced Fund (formerly Asset Allocation Fund)
International Equity Index Fund
Large Cap Growth Fund (formerly Large Company Growth Fund) Diversified Equity Fund (formerly Value Growth Fund)
Small Cap Growth Fund (formerly Small Capitalization Fund) Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
High Yield Bond Fund
Bond Fund
Income Bond Fund
Short-Term Bond Fund (formerly Limited Volatility Bond Fund) Intermediate Bond Fund
Government Bond Fund
Short-Term Bond Fund (formerly Ultra Short-Term Income Fund) Treasury & Agency Fund
Intermediate Tax-Free Bond Fund
Municipal Income Fund
Ohio Municipal Bond Fund
Texas Tax-Free Bond Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund
Prime Money Market Fund
U.S. Treasury Securities Money Market Fund
Investor Conservative Growth Fund
Investor Growth Fund
Investor Balanced Fund
Investor Fixed-Income Fund
Investor Aggressive Growth Fund
Investor Growth and Income Fund

The One Group(R)                      One Group Services Company

By:    William Tomko                  By:     Mark S. Redman
     ---------------------------           -------------------------------
Title: Treasurer                      Title:  President
      --------------------------             -----------------------------
Date:  November 23         , 1998     Date:  November 23           , 1998
       --------------------                ------------------------

                                Schedule B to the
                   Distribution and Shareholder Services Plan
                           Class B and Class C Shares
                          between The One Group(R) and
                           One Group Services Company

Name of Fund
------------

Equity Income Fund (formerly Income Equity Fund)
Mid Cap Value Fund (formerly Disciplined Value Fund)
Mid Cap Growth Fund (formerly Growth Opportunities Fund)
Equity Index Fund
Large Cap Value Fund (formerly Large Company Value Fund) Balanced Fund (formerly Asset Allocation Fund)
International Equity Index Fund
Large Cap Growth Fund (formerly Large Company Growth Fund) Diversified Equity Fund (formerly Value Growth Fund)
Small Cap Growth Fund (formerly Small Capitalization Fund) Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
High Yield Bond Fund
Bond Fund
Income Bond Fund
Short-Term Bond Fund (formerly Limited Volatility Bond Fund) Intermediate Bond Fund
Government Bond Fund
Short-Term Bond Fund (formerly Ultra Short-Term Income Fund) Treasury & Agency Fund
Intermediate Tax-Free Bond Fund
Municipal Income Fund
Ohio Municipal Bond Fund
Texas Tax-Free Bond Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund
Prime Money Market Fund
U.S. Treasury Securities Money Market Fund
Investor Conservative Growth Fund
Investor Growth Fund
Investor Balanced Fund
Investor Fixed-Income Fund
Investor Aggressive Growth Fund
Investor Growth and Income Fund


The One Group(R)                      One Group Services Company

By:    William Tomko                  By:     Mark S. Redman
     ---------------------------           -------------------------------
Title: Treasurer                      Title:  President
      --------------------------             -----------------------------
Date:  November 23         , 1998     Date:  November 23           , 1998
       --------------------                ------------------------